SERIES B-1 AND SERIES C PREFERRED SHARE PURCHASE AGREEMENT

This Series B-1 and Series C Preferred Share Purchase Agreement (the “Agreement”) is made the 1st day of November, 2009 (the “Effective Date”) by and between ____________ (the “Seller”), and Winthrop Realty Trust, an Ohio real estate investment trust (the “Company”).

RECITALS

WHEREAS, the Seller is the current bona fide owner and holder of ________ Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest of the Company, liquidation value $25.00 per share (the “Series B-1 Shares”);

WHEREAS, the Company wishes to purchase the Series B-1 Shares from the Seller upon the terms and subject to the conditions of this Agreement; and

WHEREAS, in connection with the Company’s purchase of the Series B-1 Shares, the Seller is concurrently purchasing from the Company _________ shares (the “Purchased Shares”) of Series C Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest of the Company, liquidation value $25.00 per share (the “Series C Shares”), which Series C Shares are convertible into Common Shares of Beneficial Interest of the Company, par value $1.00 per share (the “Common Shares”), pursuant to the terms of the Series C Shares Certificate of Designations, dated as of November 1, 2009 (as it may be amended, restated or amended and restated from time to time).

AGREEMENT

The parties hereto hereby agree as follows:

1.      Purchase and Sale.

(a)      Purchase and Sale of Series B-1 Shares.  The Seller hereby transfers, assigns and sells to the Company, and the Company hereby purchases from the Seller, the Series B-1 Shares for an aggregate purchase price consisting solely of the Purchased Shares (the “B-1 Purchase Price”).

(b)      Delivery of Series B-1 Shares. The parties acknowledge that the Seller has delivered to the Company share certificates representing the Series B-1 Shares duly endorsed to the Company, receipt of which is hereby acknowledged by the Company, and the Company shall cancel the Series B-1 Shares as a result of the transactions contemplated hereby.

(c)      Purchase and Sale of Purchased Shares. In consideration of the Company’s purchase of the Series B-1 Shares, the Company hereby issues, sells and delivers to the Seller, and the Seller hereby purchases from the Company, the Purchased Shares, for an aggregate purchase price consisting of the Series C Shares, which  Purchased Shares have a liquidation value of $25.00 per share.

(d)      Delivery of Purchased Shares. The Company agrees to deliver to the Seller promptly after the Effective Date Share Certificates representing the Purchased Shares.

2.      Representations and Warranties of the Seller.  The Seller hereby represents and warrants to the Company that:

(a)      Right, Title and Interest to Series B-1 Shares.  The Seller is the bona fide holder of the Series B-1 Shares and is in valid possession of all right, title and interest to the Series B-1 Shares, and as a result of the Seller’s delivery to the Company of share certificates representing the Series B-1 Shares duly endorsed to the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances and the Series B-1 Shares are not subject to any adverse claim upon the closing of the transactions contemplated hereby.

(b)      Authorization and Validity of Agreement.  The Seller has the power and authority and has taken all necessary actions to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to take all other actions required to be taken by it pursuant to the provisions hereof.  This Agreement has been duly executed and delivered by the Seller.  This Agreement is legal, valid and binding upon and enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally.

(c)      No Conflict with Other Instruments.  The Seller is not subject to any agreement, instrument, judgment, order, document or other restriction of any kind that would prevent the consummation of the transactions contemplated by this Agreement.

(d)           Investment Representations

.  The Seller understands that the Purchased Shares (as well as any Common Shares issuable upon the conversion of the Purchased Shares), have not been registered under the Securities Act of 1933 (the “Securities Act”).  Seller also understands that the Purchased Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Seller’s representations contained in this Section 2(d).  In that regard, the Seller hereby represents and warrants as follows:

(i)           Seller Bears Economic Risk.  The Seller has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  The Seller understands and accepts that it must bear the economic risk of this investment indefinitely unless the Purchased Shares (and any Common Shares issuable upon the conversion of the Purchased Shares) are registered pursuant to the Securities Act, or an exemption from registration is available.

(ii)           Acquisition for Own Account.  The Seller is acquiring the Purchased Shares (and any Common Shares issuable upon the conversion of the Purchased Shares) for the Seller’s own account for investment only, and not with a view towards, or for resale in connection with, their distribution in any transaction that would be in violation of the securities laws of the United States of America or any State thereof.  Seller understands that the Purchased Shares (and any Common Shares issuable upon the conversion of the Purchased Shares) have not been approved or disapproved by the Securities and Exchange Commission (the “Commission”), or any other federal or state agency, nor has the Commission or any such agency passed upon the accuracy or adequacy of any of the information provided to the Seller.

(iii)           Accredited Investor.  The Seller is an “accredited investor” within the meaning of Regulation D under the Securities Act.  The address of the Seller set forth on the signature page hereto is the Seller’s current address.

(iv)           Company Information.  The Seller has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities and is satisfied with the results thereof.  The Seller has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of its investment in the Purchased Shares.

(v)           No Oral Representations. In making the Seller’s investment in the Company, no oral representations or warranties have been made to the Seller.  The Seller acknowledges that it has been advised that no person is authorized to give any information or to make any statement not contained in any of the written information provided to the Seller by the Company and that any information or statement not made by such person must not be relied upon as having been authorized by the Company or any professional advisors or counsel thereto. The Seller and the Seller’s representatives must rely on their own due diligence of the Company and any other investigations deemed necessary for the purpose of determining whether to proceed with the investment in the Company.

(vi)           Legend.  The Seller agrees that the certificates evidencing the Purchased Shares (and any Common Shares issuable upon the conversion of the Purchased Shares) shall bear the following legend restricting their transferability under the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

(e) Public Reports.  Seller has received, read and understands the Company’s Annual Report on Form 10-K (for the year ended December 31, 2008) and Quarterly Report on Form 10-Q (for the quarterly period ended June 30, 2009).

(f)  Indemnification. The Seller shall indemnify and hold harmless each of the Company, its directors, officers, persons controlling the Company, any affiliate of the foregoing or any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys’ fees, to which any of them may be put or which they may incur by reason of or in connection with any misrepresentation made by Seller or any breach of any of Seller’s warranties hereunder.

3.      Representations and Warranties of the Company.  The Company hereby represents and warrants to the Seller that:

(a)      Authorization and Validity of Agreement.  The Company has the power and authority and has taken all necessary actions to execute and deliver this Agreement and the Certificate of Designations, to consummate the transactions contemplated hereby and to take all other actions required to be taken by it pursuant to the provisions hereof, and no additional consent or approval of any other person, entity or governmental authority (including, without limitation, the Company’s Board of Directors or its stockholders, whether under the rules and regulations of any securities exchange on which the Company’s securities trade or otherwise) is required therefor.  This Agreement has been duly executed and delivered by the Company.  This Agreement and the Certificate of Designations are legal, valid and binding upon and enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally.

(b)      No Conflict with Other Instruments.  The Company is not subject to any agreement, instrument, judgment, order, document or other restriction of any kind that would prevent the consummation of the transactions contemplated by this Agreement.

(c)      Full Disclosure. Neither the Company’s Annual Report on Form 10-K (for the year ended December 31, 2008) and Quarterly Report on Form 10-Q (for the quarterly period ended June 30, 2009) contain any untrue statement of a material fact or omit to state a material fact required to be stated or therein necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

(d)      Validity of Purchased Shares. Upon issuance of the Purchased Shares (and any Common Shares issuable upon the conversion of the Purchased Shares) and payment therefore pursuant hereto, the Purchased Shares (and any Common Shares issuable upon the conversion of the Purchased Shares) will be fully paid and nonassessable.

4.      Release.  By the surrender of the Series B-1 Shares and acceptance of the B-1 Purchase Price, the Seller hereby releases the Company from any and all obligations with respect to the Series B-1 Shares, financial and otherwise, and relinquishes the right to any legal claim against the Company in connection with the Series B-1 Shares except for the right to receive dividends through October 31, 2009.

5.      Confidentiality of Information. The Seller agrees to hold and to cause its representatives and affiliates to hold all information received from or concerning the Company in connection with the transactions contemplated by this Agreement in confidence, and not to use or disclose any of such information to any such third party, except to the extent such information may be made publicly available by the Company.

6.      Registration Rights.

(a)      The Company hereby agrees to prepare and file, not later than ninety (90) days after the date of this Agreement, with the Commission a registration statement on Form S-3, or other appropriate form in the Company’s discretion (the “Registration Statement”) with respect to the resale of the Common Shares issuable upon the conversion of the Purchased Shares (such Common Shares, the “Registrable Shares”) and to use its best efforts to cause the Registration Statement to be declared effective by the Commission.

(b)      In connection with the registration of the Common Shares described in Section 6(a), the Company agrees that it will:

(i)           Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

(ii)           Furnish to the Seller such number of copies of the Registration Statement and each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus (including each preliminary prospectus and summary prospectus) in conformity with the requirements of the Securities Act, and such documents, if any, incorporated by reference in such Registration Statement or prospectus, and such other documents as the Seller may reasonably request in order to facilitate the disposition of the Reigstrable Shares owned by it that are included in such registration;

(iii)           Use its reasonable efforts to register and qualify the Registrable Shares under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Seller, keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and do any or all acts and things which may be reasonably necessary to enable the Seller to consummate the disposition in such jurisdiction of the Registrable Shares; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to subject itself to taxation, or to file a general consent to service of process in any such states or jurisdictions;

(iv)           Notify the Seller and (if requested by the Seller) confirm such advice in writing, (I) when or if the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (II) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus or for additional information, (III) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (IV) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (V) of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(v)           If any fact contemplated by clause (V) of paragraph (iv), above, shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Shares the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)           Use best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(vii)           Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act; and

(viii)           Keep the Registration Statement current and effective until the earlier of (i) the date on which all of the Registrable Shares under the Registration Statement have been sold by the Seller and (ii) the date on which the Registrable Shares under the Registration Statement may be immediately sold to the public without registration or restriction (including, without limitation, as to volume) under the Securities Act (including, without limitation, Rule 144 promulgated thereunder).

(ix)           Cause all Registrable Shares registered hereunder to be listed on each securities exchange on which similar securities of the same class issued by the Company are then listed.

(c)      Obligation of Seller to Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Seller shall furnish to the Company in writing such information regarding itself, the Purchased Shares, Common Shares and/or any other shares of beneficial interest of the Company it then holds, and the intended method of disposition of such shares as shall reasonably be required to timely effect the registration of the Registrable Shares.

(d)      Deferral.  If the Company shall furnish to the Seller a certificate signed by the President or Chief Executive Officer of the Company (a “Demand Deferral Notice”) stating that, in the good faith judgment of the Board of Trustees of the Company, it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the date such Demand Deferral Notice is furnished to the Seller; provided, however, that the Company may not utilize this right more than once.  Notwithstanding the foregoing, if such a Demand Deferral Notice is delivered during the Registration Period, the Company shall continue to be obligated to deliver such additional shares as described in, and in accordance with, Section 6(a) above.

(e)      Discontinuance of a Disposition of Registrable Shares.  If any Registrable Shares are registered for sale under the Securities Act, the Seller shall cease any distribution of such shares under the Registration Statement not more than once in any twelve (12) month period, for up to ninety (90) days each, upon the request of the Company if: (x) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that, in the good faith judgment of the Company’s Board of Trustees, would materially interfere with such transaction or negotiations, (y) such distribution would otherwise require premature disclosure of information that, in the good faith judgment of the Company’s Board of Trustees, would adversely affect or otherwise be detrimental to the Company or (z) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of Registrable Shares would adversely affect the success of the offering of the securities proposed to be registered for the account of the Company.  The Company shall promptly notify the Seller at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events or (iii) the completion of such underwritten offering.

(f)      Reports under Securities Exchange Act of 1934. With a view to making available to the Seller the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Seller to sell securities of the Company to the public without registration or pursuant to a Registration Statement, the Company agrees to:

(i)           use its reasonable best efforts to make and keep adequate current public information available in accordance with Rule 144(c) at all times as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(ii)           use its reasonable best efforts to take such action as is necessary to enable the Seller to qualify for use of the Commission’s Form S-3 or such other registration statement form as may be applicable for the sale of their Registrable Shares;

(iii)           use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iv)           furnish to the Seller, so long as the Seller owns any Registrable Shares, upon reasonable request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (or such other form as the Company is then eligible to use), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission.

7.      Indemnification with respect to the Registration Rights. In connection with the registration rights described in Section 6 above, or any Registration Statement prepared in connection with this Agreement:

(a)      By the Company.  To the extent permitted by law, the Company will indemnify and hold harmless the Seller, any underwriter (as defined in the Securities Act), and all of their respective officers, directors, shareholders, trustees, agents, employees or other control persons (“Related Persons”) against any actions, costs, losses, claims, damages or liabilities (“Claims or Damages”), insofar as such Claims or Damages (or actions in respect thereto) arise out of or are based upon the following actions by the Company or its Related Persons: (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by any party or its agents of the Securities Act, the Securities  Exchange Act of 1934 (the “Exchange Act”), any federal or state securities law, or any rule or regulation promulgated under any of the foregoing in connection with the offering covered by such Registration Statement (collectively, “Violations”). The Company will reimburse the Seller and each of its Related Persons for any legal or other expenses they or any of them may incur in connection with investigating or defending any such Claims or Damages; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Claims or Damages if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such Claims or Damages to the extent that they arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Seller or any of its Related Persons.

(b)      By Seller.  To the extent permitted by law, the Seller will indemnify and hold harmless the Company, any underwriter (as defined in the Securities Act), and all of their respective Related Persons, against any Claims or Damages they or any of them may incur insofar as such Claims or Damages (or actions in respect thereto) arise out of or are based upon any Violation of or by the Seller or its Related Persons, in each case to the extent (and only to the extent) that such Violation occurs in connection with written information furnished by the Seller expressly for use in connection with a registration; and the Seller will reimburse any legal or other expenses reasonably incurred by the Company, any underwriter and any of their respective Related Persons, in connection with investigating or defending any Claim or Damage; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Seller, which consent shall not be unreasonably withheld or delayed; and provided, further, that the total amounts payable in indemnity by the Seller under this Section 7(b) in respect of any Violation shall not exceed the net proceeds received by the Seller in the registered offering out of which such Violation arises.

(c)      Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Claims or Damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims or Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Seller on the other in connection with the statements or omissions which resulted in such Claims or Damages, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Seller and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the Claims or Damages referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and the Seller agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 7(c), the Seller shall not be required to contribute any amount in excess of the amount by which the total price at which the Common Shares issuable upon conversion of the Purchased Shares sold by the Seller and distributed to the public exceeds the amount of any damages which the Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person (as defined in Section 2 of the Securities Act) guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d)      Notice.  Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent that it is materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but such a failure will not relieve it of any liability that it might have to any indemnified party otherwise than under this Section 7.

(e)      Defect Eliminated in Final Prospectus or Supplement or Post-Effective Amendment.  The foregoing indemnity agreements of the Company and the Seller are subject to the condition that, insofar as they relate to any Violation made (x) in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or in the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the “Final Prospectus”) or (y) in the Final Prospectus but eliminated or remedied in a supplement or post-effective amendment contemplated by Section 6(b)(v) hereof, as applicable, such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus or such supplement or post-effective amendment, as applicable, was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

8.      Indemnification of the Seller with respect to the Representations, Warranties and Covenants.  The Company agrees to save, defend, indemnify and hold harmless the Seller and its affiliates against, and hold them harmless from, any and all losses, claims, damages, liabilities, actions, penalties, fines, costs (including reasonable costs of investigation, defense and enforcement), settlements, attorney’s fees, expenses or otherwise arising out of (i) any breach of any representation or warranty made by the Company under this Agreement; (ii) any breach of any covenant or agreement made by the Company under this Agreement.

9.      Survival.  The representations and warranties of the parties under Sections 2 and 3 hereof, respectively, shall survive for a period of one (1) year from the date hereof.

10.      Miscellaneous.

(a)      This Agreement shall bind the parties, their respective heirs, administrators, executors, successors and assigns.

(b)      This Agreement (including, without limitation, the registration rights provided herein), shall be freely assignable (in whole or in part) by the Seller to any person(s) or entity(ies) to whom or to which the Seller may transfer the Series C Shares or the Common Shares.

(c)      Each party hereto will, upon request, execute and deliver any additional documents deemed by the other party to be necessary or desirable to complete the transactions contemplated hereby.

(d)      All prior or contemporaneous agreements, contracts, promises, representations and statements, if any, between the parties hereto pertaining to the transactions contemplated hereby, are merged into this Agreement.  This Agreement sets forth the entire understanding between the parties, and there are no terms, conditions, representations, warranties or covenants other than those contained herein.

(e)      Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) days after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth on the signature page hereto or as subsequently modified by written notice.

(f)      This Agreement, and any provision hereof, may not be amended, modified, released or discharged, in whole or in part, except by a writing signed by the parties hereto.

(g)      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  A facsimile, telecopy, PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties by facsimile, e-mail or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or reproduction thereof.  The parties hereto hereby agree that neither shall raise the execution of facsimile, telecopy, PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by facsimile, e-mail or similar electronic transmission device, as a defense to the formation of this Agreement.

(h)      The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)      This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflict of laws.

(j)      The Seller will bear all costs, fees and expenses incurred by it in connection with the negotiation, documentation, and/or enforcement of its rights under this Agreement and any related matters or documents.  Notwithstanding the foregoing, all expenses incurred in connection with a registration pursuant to this Agreement (excluding underwriters’ and brokers’ discounts and commissions), including, without limitation all federal or state “blue sky” registration and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

 [Signature Page Follows]

The parties have executed this Series B-1 Preferred Share and Series C Preferred Share Purchase Agreement as of the date first written above.

COMPANY: WINTHROP REALTY TRUST

By:
Name:
Title:
Address:	7 Bulfinch Place Suite 500 Boston, MA 02114 Attn: Carolyn Tiffany Facsimile No.: (617) 742-4643

SELLER:

By:
Name:
Title:
Address:

[Signature Page to Series B-1 and Series C Preferred Share Purchase Agreement]